Needham Aggressive Growth Fund

Retail Class NEAGX

Supplement dated February 3, 2017 to the Summary Prospectus for the Needham Aggressive Growth Fund, dated May 1, 2016.

The table under the heading “Fees and Expenses of the Aggressive Growth Fund” on page 1 is replaced with the following table:

Retail Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 Days or Less	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.48%
All Remaining Other Expenses	0.44%
Total Other Expenses	0.92%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	2.44%
Fee Waiver/Expense Reimbursement (or Recoupment)(a)	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (or Recoupment)	2.43%

(a)
Reflects a contractual agreement by Needham Investment Management LLC (the “Adviser”) to waive its fee and, if necessary, reimburse the Aggressive Growth Fund through April 30, 2017 to the extent Total Annual Fund Operating Expenses exceed 1.95% of the average daily net assets of Retail Class shares of the Aggressive Growth Fund  (the “Expense Cap”). This agreement can only be amended or terminated by agreement of the Company, upon approval of the Company’s Board of Directors, and the Adviser and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Adviser and the Company, on behalf of the Aggressive Growth Fund. For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Aggressive Growth Fund fees waived and expenses reimbursed to the extent that such recovery would not cause the Total Annual Fund Operating Expenses of the Aggressive Growth Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment. Any such recovery will not include interest. The Expense Cap limitation on Total Annual Fund Operating Expenses excludes taxes, interest, brokerage, dividends on short positions, fees and expenses of “acquired funds,” extraordinary items, and shareholder redemption fees but includes the management fee.

The paragraph under the heading “Principal Investment Strategies” on page 2 is replaced with the following:

Under normal conditions, the Aggressive Growth Fund invests at least 65% of its total assets in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Aggressive Growth Fund invests principally in markets and industries with strong growth potential, focusing primarily on the market leaders in these areas as these companies often garner a disproportionate share of the positive financial returns. Although the Aggressive Growth Fund may invest in companies of any size, the Aggressive Growth Fund’s investment strategy may result in a focus on smaller companies. The Aggressive Growth Fund may, but is not required to, invest in stocks from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. Although the Aggressive Growth Fund’s investments have typically been most heavily weighted in the information technology and healthcare sectors, the allocation of the Aggressive Growth Fund’s assets among the various sectors may change at any time. The Aggressive Growth Fund may engage in short sales.  The Aggressive Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Aggressive Growth Fund replaces the borrowed security.

The following risk disclosure is added after the second sentence of the second paragraph under the heading “Principal Investment Risks” on page 2:

“To the extent the Aggressive Growth Fund emphasizes stocks of small, mid or large cap companies, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Larger companies may be less responsive to changes and opportunities affecting their business than are small and mid cap companies, though small and mid cap companies tend to have less established operating histories, less predictable earnings and revenues (some companies may be experiencing significant losses), and more volatile share prices than those of larger companies.”

*   *   *   *   *
You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI for The Needham Funds, Inc., all as dated May 1, 2016 and supplemented from time to time.  These documents provide information that you should know about the Needham Aggressive Growth Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Company at 1-800-625-7071.

Please retain this Supplement for future reference.